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                            THE MARQUEE GROUP, INC.

                  SUBSCRIPTION AGREEMENT made as of this 15th day of August, 1996 between The Marquee Group, Inc., a Delaware corporation with its principal offices at 150 East 58th Street, New York, New York 10155 (the "Company") and the undersigned (the "Subscriber").

                  WHEREAS, the Company desires to issue a minimum of twenty-five (25) and a maximum of forty (40) units ("Units") in a private placement, each Unit consisting of $50,000 principal amount 6% convertible debentures of the Company due and payable on June 30, 1999, subject to earlier conversion in certain circumstances (the "Debentures") in the form attached hereto as Exhibit A, on the terms and conditions hereinafter set forth and the Subscriber desires to acquire the number of Units set forth on the signature page hereof;

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

                  I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

                           1.1 Subject to the terms and conditions set forth
herein and in the Confidential Term Sheet dated July 30, 1996 (the "Term Sheet"), the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $50,000 per Unit, and the Company agrees to sell such Units to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Units as it may, in its sole discretion, deem necessary or desirable. The purchase price is payable by certified or bank check made payable to Continental Stock Transfer & Trust Company, as Escrow Agent, contemporaneously with the execution and delivery of this Subscription Agreement. The Debentures will be delivered by the Company within ten (10) days following the consummation of this offering as set forth in Article III hereof. The Subscriber understands however, that this purchase of Units is contingent upon the Company making sales of a minimum of twenty-five (25) Units ($1,250,000 principal amount of Debentures) (the "Minimum Offering") prior to the Termination Date as defined in Article III hereof.

                           1.2  The Subscriber recognizes that the purchase of
Units involves a high degree of risk in that (i) the Company has commenced only minimal operations and its planned business requires the consummation of acquisitions which are subject to the Company's receipt of financing in addition to the proceeds of this private placement and other conditions and there can be no assurance such financing or acquisitions will be consummated;
(ii) the Company requires substantial funds in addition to the proceeds of this private placement; (iii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iv) he may not be able





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to liquidate his investment; (v) transferability of the securities comprising the Units is extremely limited; and (vi) in the event of a disposition, an investor could sustain the loss of his entire investment, as well as other risk factors as more fully set forth in the Term Sheet.

                           1.3  The Subscriber represents that he is an
"accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the Confidential Purchaser Questionnaire, and that he is able to bear the economic risk of an investment in the Units.

                           1.4  The Subscriber acknowledges that he has prior
investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

                           1.5  The Subscriber acknowledges receipt and careful
review of the Term Sheet and the attachments thereto (the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; and that such information and documents have, in his opinion, afforded the Subscriber with all of the same information that would be provided him in a registration statement filed under the Act; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, and any additional information which he had requested.

                           1.6  The Subscriber acknowledges that this offering
of Units may involve tax consequences, including but not limited to the possible need to recognize interest income and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

                           1.7  The Subscriber acknowledges that this offering
of Units has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Debentures comprising his Units, and the securities issuable upon conversion of the Debentures, are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

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                           1.8  The Subscriber understands that the Debentures
comprising the Units, and the securities issuable upon conversion of the Debentures, have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

                           1.9  The Subscriber understands that there is no
public market for the securities comprising the Units. The Debentures provide that, in the event the Company completes an initial public offering ("IPO") of its securities, the Debentures will automatically convert into units (the "Debenture Units") of the Company, on the terms and conditions set forth in the form of Debenture attached hereto as Exhibit A, identical in all respects to the units offered in the IPO, subject to the provisions of Section 1.10 hereof, and expected to be comprised of one share of the Company's common stock, $.01 par value (the "Common Stock") and one warrant (the "Public Warrants"). The Subscriber understands that, if the Debentures have not been converted pursuant to the preceding sentence, commencing nine months from the initial closing of the private placement contemplated herein, on the terms and conditions set forth in the Debentures, the Subscriber may elect to convert the Debentures into shares of Common Stock and warrants (the "Bridge Warrants"). The Subscriber understands that even if a public market develops for the Common Stock, the Public Warrants or the Bridge Warrants, Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a two year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Units under the Act, except as set forth in Article IV herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the securities comprising the Units or issuable upon conversion thereof out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws") and subject to the provisions of Section 1.10 hereof. The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by

                                       3





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him contained herein or in the Confidential Purchaser Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities
Laws.

                           1.10  In the event that the Subscriber is a Company
Designee (as defined herein), or is (or, following the Acquisitions, as defined herein, will be) an officer or director of the Company, the Subscriber agrees not to publicly sell, assign, transfer or otherwise dispose the Debentures or the securities issuable upon conversion of the Debentures, without the prior written consent of Royce Investment Group, Inc. (the "Placement Agent"), for a period of two years from the effective date ("Effective Date") of the registration statement relating to the Company's IPO. In the event that the Subscriber is neither an officer or director of the Company, or a Company Designee, the Subscriber agrees, if so requested by the Company after the Company and the Placement Agent shall have determined it necessary for regulatory reasons, not to sell, transfer or otherwise dispose publicly the securities issuable upon conversion of the Debentures for a period of one year after the Effective Date. Each Subscriber also agrees not to exercise the Public Warrants for a period of one year after the Effective Date.

                           1.11  The Subscriber consents to the placement of a
legend on any certificate or other document evidencing the Debentures comprising his Units and the securities issuable upon conversion of the Debentures stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

                           1.12  The Subscriber understands that the Company
will review this Subscription Agreement and the Confidential Purchaser Questionnaire and the Company is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

                           1.13  The Subscriber hereby represents that the
address of Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

                           1.14  The Subscriber acknowledges that if he is a
Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

                           1.15  The Subscriber hereby represents that, except
as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.


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                           1.16  The Subscriber acknowledges that at such time,
if ever, as the securities issuable upon conversion of the Debentures are registered, sales of such securities will be subject to state securities laws, including those of New Jersey which require any securities sold in New Jersey to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                  II.      REPRESENTATIONS BY THE COMPANY

                           The Company represents and warrants to the
Subscriber that prior to the consummation of this offering and at the closing date, except with regard to the provisions of paragraph II(d) herein for which the Company represents and warrants to the Subscriber that at the closing date:

                           (a) The Company is a corporation duly organized,
existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct and is qualified to do business in New York.

                           (b) The execution, delivery and performance of this
Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Units and the securities contained therein will have been duly taken and approved.

                           (c) The Debentures comprising the Units have been
duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be valid and binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights, that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

                           (d) The Company will at all times during the term of
the Debentures (including the debentures issuable upon exercise of the Agent's Warrants, as defined herein) have authorized and reserved a sufficient number of shares of Common Stock to provide for conversion of the Debentures as well as exercise of the warrants issuable upon such conversion. The warrants have been duly authorized and, when issued and delivered upon conversion of the Debentures (including the debentures issuable upon exercise of the Agent's Warrants), will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms. The shares of Common Stock issuable upon exercise of the warrants issuable upon conversion of the Debentures (including the debentures issuable upon exercise of the Agent's Warrants) have been reserved for issuance upon the exercise of the Warrants and when issued in accordance with the terms of the Warrants will

                                       5





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be duly and validly authorized, validly issued, fully paid and non-assessable and free of preemptive rights and no personal liability will attach to the ownership thereof.

                           (e) The Company has obtained, or is in the process
of obtaining, all material licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

                           (f) The Company knows of no pending or threatened
legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company.

                           (g) The Company is not in violation of or default
under, nor will the execution and delivery of this Subscription Agreement, the issuance of the Debentures, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the certificate of incorporation or by-laws, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

                           (h) The Company has entered into acquisition
agreements, each of which are in full force and effect, with each of Athletes and Artists, Inc. and Sports Management & Television International, Inc. pursuant to which, among other things, simultaneously with the closing of financings aggregating at least $13,800,000 in gross proceeds to the Company, each of such entities has agreed to merge with a separate wholly-owned subsidiary to be formed by the Company (the "Acquisitions"), subject to the fulfillment or satisfaction of closing conditions contained in the agreements for such acquisitions.

                  III.     TERMS OF SUBSCRIPTION

                           3.1  The subscription period will begin as of July
30, 1996 and will terminate at 11:59 PM Eastern time on August 30,1996, unless extended by the Company and the Placement Agent for up to an additional sixty
(60) days (the "Termination Date"). Of the Units, 25 will be offered on a "best efforts-all-or-none" basis, and the remaining 15 Units will be offered on a "best-efforts" basis, as more particularly set forth in the Term Sheet. The minimum subscription per Subscriber shall be one Unit ($50,000), provided, however, that smaller investments may be accepted at the discretion of the Placement Agent and the Company. A maximum of 15 Units may be subscribed to by designees of the Company, provided that such Subscribers (the "Company Designees") are accredited investors and otherwise meet applicable regulatory requirements and are reasonably satisfactory to the Placement Agent, and provided the

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Company notifies the Placement Agent in writing as to those subscribers who are
Company Designees prior to the Initial Closing.

                           3.2  Placement of the Units will be made by the
Placement Agent, which will receive (i) a placement fee in the amount of 10% of the purchase price of the Units placed (4% with respect to Units sold to Company Designees); (ii) a non-accountable expense allowance of 3% of the purchase price of the Units (except Units sold to Company Designees); (iii) warrants (the "Agent's Warrants) to purchase 10% of the Debentures sold in the private placement; and (iv) other compensation as summarized in the Term Sheet.

                           3.3  Pending the sale of the Minimum Offering, all
funds paid hereunder shall be deposited by the Company in escrow with Continental Stock Transfer & Trust Company, Two Broadway, New York, NY 10004. If the Company shall not have obtained subscriptions (including this subscription) for purchases of twenty-five (25) Units ($1,250,000 principal amount of Debentures) for an aggregate purchase price of $1,250,000 on or before the Termination Date, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber, subject to paragraph 3.5 hereof. If twenty-five (25) Units are sold at or prior to the Termination Date, then all subscription proceeds shall be paid over to the Company at a closing ( the "Initial Closing") to be held within ten days thereafter. In such event, placements of additional Units may continue until the Termination Date, with subsequent releases of funds to be at the mutual consent of the Company and the Placement Agent. The date of the final release of funds is referred to herein as the "Final Closing Date".

                           3.4  The Subscriber hereby authorizes and directs the
Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement either (a) to the residential or business address indicated in the Confidential Purchaser Questionnaire or (b) directly to the Subscriber's account maintained by the Placement Agent, if any. (If the Subscriber does not desire the securities to be delivered to such account, the Subscriber should delete subsection (b) of this Section 3.4.)

                           3.5  The Subscriber hereby authorizes and directs the
Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

                           3.6  The Subscriber hereby authorizes and directs the
Company to deliver the securities issuable upon conversion of the Debentures by delivering such securities directly to the Subscriber's account maintained by the Placement Agent, if any, or to the Subscriber's residential or business address indicated in the Confidential Purchaser Questionnaire, if no account is maintained by the Subscriber with the Placement Agent.

                  IV.      REGISTRATION RIGHTS

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                           4.1  The Company hereby agrees with the holders of
the Units or their transferees (collectively, the "Holders") to use its best efforts to ensure that the securities comprising the Debenture Units, including the shares of Common Stock issuable upon exercise of the Public Warrants (the "Registrable Securities"), shall be registered for resale under the Act, subject to the lock-up provisions of Section 1.10 hereof, as part of the Company's registration of securities in the IPO. In the event that Holders holding 51% of the principal amount of Debentures sold in the private placement contemplated hereby shall exercise their Alternative Conversion Rights (as defined in the Debenture), pursuant to the terms set forth in the Debenture, the Company hereby agrees with such Holders to use its best efforts to ensure that the securities then issuable upon conversion of the Debentures (the "Debenture Securities"), shall be registered for resale under the Act (the "Alternative Registration") as set forth below.

                           4.2  Alternative Registration Rights. In the event
the IPO is not consummated within one year from the Final Closing Date, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to all record holders of the Debenture Securities. Upon the written request from any record holder or holders of an aggregate of more than 50% of the Units (the "Requesting Holders"), within twenty (20) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Debenture Securities to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Debenture Securities to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 4.2 shall be underwritten in whole or in part, the Company may require that the Debenture Securities requested for inclusion pursuant to this Section 4.2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that the Debenture Securities requested for inclusion pursuant to this Section 4.2 together with any other shares which have similar piggyback registration rights (such shares and the Debenture Securities being collectively referred to as the "Requested Stock") would constitute more than 15% of the total number of shares to be included in a proposed underwritten public offering, and if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Requested Stock originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 120 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

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                           The obligation of the Company under this Section 4.2
shall be limited to two registration statements.

                           4.3  Registration Procedures. If and whenever the
Company is required by the provisions of Section 4.1 or 4.2 to effect the registration of Registrable Securities or Debenture Securities under the Act, the Company will:

                                    (a) prepare and file with the SEC a
registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until the earlier of the disposition of all of the Registrable Securities or Debenture Securities, as applicable, in accordance with the intended method of distribution set forth in such registration statement or until they are freely salable without the volume limitations of Rule 144;

                                    (b) prepare and file with the SEC such
amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the earlier of the disposition of all of the Registrable Securities in accordance with the intended method of distribution set forth in such amendments to such registration statement and supplements to the prospectus contained therein or until they are freely salable without the volume limitations of Rule 144;

                                    (c) furnish to the security holders
participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                                    (d) use its best efforts to register or
qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                                    (e) notify the security holders
participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                                    (f) notify such holders promptly of any
request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

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                                    (g) prepare and file with the SEC, promptly
upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such holder;

                                    (h) prepare and promptly file with the SEC
and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                                    (i) advise such holders, promptly after it
shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                           4.4      Expenses.

                                    (a) With respect to each registration
requested pursuant to Section 4.1 hereof, and with respect to each inclusion of Registrable Securities or Debenture Securities in a registration statement pursuant to Section 4.2 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph
(b) below) in connection therewith shall be borne by the Company, provided, however, that any security holders participating in such registration shall bear their pro rata share of the underwriting discount and commissions and transfer taxes.

                                    (b) The fees, costs and expenses of
registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.4(a) above). Fees and disbursements of counsel and accountants for the selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

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                           4.5      Indemnification.

                                    (a) The Company will indemnify and hold
harmless each holder of Registrable Securities or Debenture Securities, as applicable, which are included in a registration statement pursuant to the provisions of Sections 4.1 or 4.2 hereof, its directors and officers, and any underwriter (as defined in the Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                                    (b) Each holder of Registrable Securities
or Debenture Securities, as applicable, included in a registration pursuant to the provisions of Sections 4.1 or 4.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

                                    (c) Promptly after receipt by an
indemnified party pursuant to the provisions of paragraph (a) or (b) of this
Section 4.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof;

but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnified party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  V.       MISCELLANEOUS

                           5.1  Any notice or other communication given
hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 150 East 58th Street, New York, New York 10155, Attention:
Robert M. Gutkowski, President and Chief Executive Officer and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

                           5.2  This Subscription Agreement shall not be
changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                           5.3  This Subscription Agreement shall be binding
upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement, together with the Term Sheet dated July 30, 1996, sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                           5.4  Notwithstanding the place where this
Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

                           5.5  This Subscription Agreement may be executed in
counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

                           5.6  The holding of any provision of this
Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

                           5.7  It is agreed that a waiver by either party of a
breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                           5.8  The parties agree to execute and deliver all
such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

                  VI.      BLUE SKY LEGENDS

                           Connecticut

                           The undersigned acknowledges that the Securities
have not been registered under the Connecticut Uniform Securities Act, as amended (the "Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby agrees that such Securities will not be transferred or sold without registration under the Act or exemption therefrom.

                           Maine

                           These securities are being sold pursuant to an
exemption from registration with the bank superintendent of the State of Maine under Section 10502(2)(r) of Title 32 of the Maine revised statutes. These securities may be deemed restricted securities and as such the holder may not be able to resell the securities unless pursuant to registration under state or federal securities laws or unless an exemption under such laws exists.

                           Missouri

                           The undersigned acknowledges that the Securities
have not been registered under the Missouri Uniform Securities Act, as amended (the "Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby acknowledges that such Securities may be disposed of only through a licensed broker-dealer. It is a felony to sell securities in violation of the Missouri Securities Act.

                           Pennsylvania

                           The undersigned hereby acknowledges that the Issuer
is relying upon the exemption from registration of securities set forth in
Section 203(d) of the Pennsylvania Securities Act of 1972, as amended (the "Pennsylvania Act") in connection with the sale of the Securities to the undersigned.

                           In accordance with the requirements of Section
203(d) of the Pennsylvania Act, the undersigned hereby agrees not to sell his Securities within twelve (12) months from the date of purchase except pursuant to Section 204.01 of the Blue Sky Regulations of the Pennsylvania Securities Act of 1972. Additionally, the undersigned is aware of the right of withdrawal under Section 207(m) of the Act described in the cover pages of the Memorandum.

                           Texas

                           The undersigned hereby acknowledges that the
Securities cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended, and the

Texas Securities Act, or an exemption from registration is available. The undersigned further acknowledges that because the Securities are not readily transferable, he must bear the economic risk of his investment for an indefinite period of time.

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

/s/ Robert Gutkowski
-------------------------------              ---------------------------------
Signature of Subscriber(s)

    Robert Gutkowski
-------------------------------              ----------------------------------
Name of Subscriber(s)
  [please print]


- ------------------------------              ----------------------------------
Address of Subscriber(s)


- ------------------------------              ----------------------------------
Social Security or Taxpayer
Identification Number of Subscriber(s)

- ------------------------------

Subscriber's Account Number
at Royce Investment Group, Inc., if any.
$115,385
- ------------------------------

Number of Units Subscribed For



*IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE
WITH AN NASD MEMBER FIRM, HAVE THE FOLLOWING
ACKNOWLEDGEMENT SIGNED BY THE APPROPRIATE PARTY:

The undersigned NASD member firm
acknowledges receipt of the notice
required by Article 3, Sections 28(a)         Subscription Accepted:
and (b) of the Rules of Fair Practice.
                                              THE MARQUEE GROUP, INC.

- ------------------------------
Name of NASD Member Firm                      By: /s/ Robert Gutkowski
                                                  ------------------------------
                                              Robert M. Gutkowski, President and
                                                Chief Executive Officer
By    ______________________________
       Authorized Officer                        Date: August 15, 1996
                                                       -------------------------


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